AEGION

Aegion Agrees to Acquire Brinderson, L.P.

June 25, 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies™, Corrpro®, Fibrwrap®, Tyfo® Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates. Brinderson® is the registered trademark of Brinderson, L.P.

AEGION

Aegion Agrees to Acquire Brinderson, L.P. for $150 Million

An Integrated Upstream and Downstream O&G Engineering and Field Services Provider

Aegion Protects and Rehabilitates Infrastructure - Primarily Pipelines

PIPELINE PROTECTION

> 75% (TTM 3/31/13)[1]

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

INDUSTRIAL FACILITIES

>20% (TTM 3/31/13)[1]

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5% (TTM 3/31/13)[1]

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER


FIBER POLYMER

Aegion to become a $1.3 billion revenue sustainable growth and return oriented company dedicated to being the global leader in infrastructure protection and rehabilitation

[1] Trailing twelve months revenues ended March 31, 2013, pro forma with Brinderson, L.P.

AEGION

Energy & Mining to Become an $800 to $900 Million Platform - Highly Recurring and Positioned for Growth

Aegion Energy & Mining


PRE-ACQUISITION
55%
45%
Operating & Maintenance Services
New Capital Spend Projects
POST-ACQUISITION
46%
54%

Trailing twelve month revenues ended March 31, 2013

AEGION

Brinderson Fills a Gap for Aegion: Downstream Presence in the US Energy Market

Aegion Increases Presence



UPSTREAM
Exploration and Production

- Corrosion and abrasion protection for pipe gathering and extraction supply lines
- Facility maintenance programs
- Engineering, Procurement, and Construction (EPC) services

Aegion's Core End Market



MIDSTREAM
Transport

We Protect Pipe.

- Cathodic protection
- Pipeline lining and maintenance
- Engineering inspection services
- New pipe coatings
- Terminal facility maintenance
- EPC services

Aegion Entry



DOWNSTREAM
Processing & Refining

- Facility maintenance programs
- Turnaround planning and execution
- EPC services

AEGION

Brinderson Offers Full Service Capabilities in the US West Coast Market - Primarily California

Brinderson performs **mission critical** tasks to keep **facilities running** safely and reliably



12%
45%
43%
Downstream
Upstream
Minerals, Chemicals



8%
11%
58%
23%
Maintenance
MSA-Based Small-cap Construction
Engineering & EPC
Turnaround

A **full service** company in the Western US active across **upstream oil & gas, terminals & pipelines and downstream oil refining**

- $231 million in revenues and $23.8 million in adjusted EBITDA[1]
  - 75% of revenues are recurring
  - 38 master-service agreements (MSA) in 2013, up from 7 in 2008

Trailing twelve month revenues ended March 31, 2013

AEGION

The Brinderson Difference: Safety, Reliability and Quality

Brinderson has integrated services providing a single point of contact with clients

- Extraordinary safety record
- Direct hire and self perform, all major trades: 83% of 2,000 employees are field services professionals
- Multi-discipline engineering capabilities result in customized solutions
- Uses key performance indicator tracking systems to reduce total costs for clients
- Long-term relationships with blue chip clients such as Chevron, Exxon Mobil, Tesoro, BP, Valero, Oxy

Maintenance

Services typically under long term contracts

- Mission critical items such as rotary equipment, valves, piping, wellheads
- Failure resolution for electrical systems & calibration of instrumentation
- Excavation, rigging, well abandonment
- Subcontractor management
- Inventory and material control
- Planning, scheduling, benchmarking

Construction

Provides all supervision, direct-hire labor, materials and equipment

- 70% of all recent activities from master-service agreements
- Infrastructure such as concrete pads and steel structures
- Installation of pipeline racks and cable trays
- Equipment Installation

Engineering & EPC

Value Improving Practices (VIP) – optimizes project costs and effectiveness

- Comprehensive engineering design
- Procurement of infrastructure and equipment for construction

Turnaround

Maintenance, repairs, retrofits during scheduled shutdown

- Planning & scheduling
- Cost & productivity
- Direct hire labor and subcontractor management
- Extraction and reinsertion of tube bundles, blind to blind activity
- Safety services

Brinderson's Key to Long-Term Customer Relationships is Safety and Quality Performance

Brinderson has a rigorous safety management process

- Industry leading TRIR significantly outperforming OSHA industry averages
- One lost time injury in 20 million hours worked
- Each employee granted authority to stop work if they witness any unsafe acts



Cumulative Work Hours
Cumulative TRIR
Cumulative TRIR
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Cumulative Work Hours (in Thousands)
2008
2009
2010
2011
2012

TRIR=Total Recordable Incident Rate

BRINDERSON'S PREMISE: Nobody gets hurt, and every incident is preventable

AEGION

Brinderson Has High Earnings to Cash Conversion from Solid EBIT Margins, Low CAPEX, and Efficient Working Capital

Brinderson Pro forma Free Cash Flow as % of Gross Profit[1]



23.5%
14.0%
Brinderson
Peer Average

	Brinderson[1]	Peers [1]
EBIT Margin	7.5%	6.4%
CAPEX/Sales	1.0%	2.9%

Brinderson DSO's are 33 percent lower than Aegion's Energy & Mining platform

[1] Trailing 12 months ended March 31, 2013
Peers: WG, FRM, PWR, TISI, MTZ, MG, MTRX, AEGN, PIKE based on company filings

AEGION

Brinderson Excels at Improving Facility Productivity and Cross Selling Other Services as Client Relationship Grows

Case Study: 2005 Large Southern California Upstream Client

Initial Project Scope: Maintenance Services, Engineering, Procurement and Construction

- Client implemented Brinderson's productivity tools
  - Productivity improved 22%
- Executed maintenance work on mechanical, electrical and instrumentation systems
- Managed the maintenance for utility and slurry plant operators

Representative of typical productivity gains over a 12-24 month period

Through its integrated services, Brinderson has become a trusted provider, expanding its presence to three different locations

- Nearly 3 million billable hours over the last seven years
- Zero total recordable incident rate in last 1.3 million work hours



Brinderson Annual Revenues from Client
$ in millions
60
50
40
30
20
10
0
$9
$12
$19
$50
2005
2007
2009
2012
Construction
Engineering
Maintenance

AEGION

California Is an Important Energy Producing State

① Ranks **fourth** in 2012 production of crude oil in the United States

- Continued drilling activities in existing proven fields and unconventional sources, especially in the San Joaquin basin

② Ranks **third** in United States refining capacity

- 2 million barrels per day from 20 operating refineries



California **Refinery** Capital and Maintenance Spending
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$ Millions
2012
2013
2014
2015
2016
2017
Maintenance
Annualized Turnarounds
Capital Projects

Source: Company estimates

Brinderson has room to **grow**

- Upstream: Expanding rapidly as major players doubled their expenditures in 2013 compared to 2012 mostly for deferred maintenance, new technology, and new rigs
  - Brinderson can grow its relative low share in engineering, construction and maintenance services
- Downstream: Service provider procurement is centralizing
  - Brinderson can grow through its strong reputation and expansion of services

AEGION

Increasing Oil Supply from Unconventional Sources Support US Downstream Investment

Significant demand coupled with **increasing utilization of aging refinery capacity** expected to drive increasing maintenance and capital spend

US Petroleum Products Demand



+20.5%
Millions of barrels per day
110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
1990
2008
2011
2015P
2020P

Source: U.S Energy Information Administration

US Refinery Utilization



A leading indicator for future capital spend
100%
95%
90%
85%
80%
$45
$45
$30
$15
$0
Nominal $
2009
2010
2011
2012
Average Annual Utilization
321 Crack Spreads

US Refining Industry Maintenance and Capital Spending



$ Billions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2012
2013E
2014P
2015P
2016P
2017P
Maintenance and TA Spend
Capital Spend
Tier II (Conservative Upside)
Tier III (Aggressive Upside)

AEGION

US Crude Oil Growth Expected to Come from Lower 48 States

Increasing Production Drives **Upstream Market** for Maintenance Programs and Capital Requirements



Near-Term Forecast for US Crude Oil Production
Millions of Barrels per Day
Millions of Barrels per Day
8
6
4
2
0
20
19
18
17
16
15
14
13
12
11
10
3.2
3.3
3.8
4.7
5.5
6.2
2009
2010
2011
2012
2013P
2014P
Lower 48 Onshore
Total Supply

- Most of the U.S. production growth over the next two years will come from drilling in tight rock formations located in North Dakota and the Texas Permian Basin and Eagle Ford regions.
- Strong growth is also forecasted for the California San Joaquin basin.

Source: U.S Energy Information Administration.

AEGION

Regulatory Environment Supports Increasing Maintenance Activity

General Regulatory Environment Increases Need for Facility Maintenance and Other Services

- Trend over the last several years has been an increasing regulatory burden for participants across the entire oil & gas value chain
- Examples of increased US federal oversight include:
  - March 2013: EPA proposed a package of rules for cleaner gasoline (LSG – low sulfur gasoline)
    - → Requires two-thirds reduction in sulfur by 2017
  - January 2012: US enacted the Pipeline Safety, Regulatory Certainty and Job Creation Act

California Specific (Assembly Bill 32)

- California's greenhouse gas reduction mandate will require the oil and gas industry to make adjustments to their current operations for compliance with lower emission requirements
  - Represents an opportunity for Brinderson through their maintenance, turnarounds and small construction services

Brinderson's Near-Term Opportunities Remain Robust for Topline Growth and Margin Expansion

① California Market

Primary source of near-term growth

- Significant contract opportunities currently in bid/negotiations for long-term maintenance services
- Brinderson's strong reputation makes them the clients "first choice" in supply chain consolidation strategies and regulatory compliance

② Expansion into the Permian Basin

Geographic expansion opportunity

- Leverage initial maintenance work with upstream facilities to expand presence
- Strong interest from several key customers to move into this market
- Considerable upstream investment occurring in this region. Entry into the Permian Basin can lead to even larger E&P activity in Eagle Ford

③ Grow Other Service Offerings

Source for margin expansion

- Strong maintenance business allows cross-selling of higher margin turnaround and other services with existing clients
- Invest to provide higher margin services such as hydro and air excavation, well abandonment and shop fabrication

Strong End Markets and Availability of Higher Margin Services can Allow Brinderson to Follow a Similar Path as Corrpro

Corrpro Operating Margins[1]


12% - 13%
8%
2008
2013
Guidance

[1] Before corporate allocations

Corrpro Margin Expansion

- Focus on higher margin front-end engineering, pipeline corrosion monitoring and data analysis
  - Over 60% of the $17 million backlog growth in 2012 came from higher margin services
- Operating expense reduction through office consolidation and other streamlining efforts

Brinderson has the ability to expand other higher margin services

- Facility maintenance gross margins are in the mid-to-high teens and highly recurring
- Other mission critical activities such as turnaround, shop fabrication, hydro-excavation have gross margin profiles in the low to mid 20 percent range
- Investment is needed in professional labor and equipment to further build out capability
- Value-add for Brinderson comes from a proven record of cross-selling other services

Different Segments of the Energy Market – Same Formula for Recurring Revenues

BRINDERSON		corrpro
Maintenance, consulting and specialty services for energy facilities	REHABILITATION AND MAINTENANCE SERVICES	Pipeline prevention, protection and monitoring from corrosion and abrasion
38	LONG-TERM ASSOCIATIONS AND MASTER SERVICE AGREEMENTS	>300
>85	NUMBER OF SPECIALTY ENGINEERS AND TECHNICIANS	>250
75%	PERCENT RECURRING REVENUES (2012 ACTUALS)	>70%
< 0.2 last 5 years	STRONG SAFETY RECORD BELOW OSHA STANDARDS (TOTAL RECORDABLE INCIDENT RATE)	0.4 (YTD 2013)
YES	REGULATORY COMPLIANCE DRIVEN SERVICES	YES

Brinderson's Integrated Services Strategy Can Bring Downstream Opportunities for Corrpro and Fibrwrap


Brinderson's Trusted, Client-Centric Integrated Services Platform
Downstream Client
Maximize facility utilization
Regulatory compliance
Reduce total cost of ownership
Upgrades and debottlenecking
Maintenance
Construction
Engineering
Turnaround
Fixed presence at facilities enables cross selling

Additional Services to **Enhance Brinderson's** Integrated Platform

Corrpro® Corrosion Protection

- Engineering design of corrosion cathodic protection systems for:
  - Aboveground tanks, piping, concrete slabs, galvanized steel
- Corrosion protection materials
- Data collection, monitoring and analysis for corrosion prevention

Fibrwrap® Structural Rehabilitation

- Large diameter pipe rehabilitation
- Non-disruptive concrete slab, column, beams, and beam-column strengthening
- Unique product capabilities for seismic and blast protection

Aegion's Integration Plan Does Not Interfere with Executing Energy & Mining's Operating Plans

Aegion Integration Team

Recently created group dedicated to integration planning and execution

- Over 60 years of energy and chemical market experience
- Over 30 years of integration experience both in operations and human resources
- Active in due diligence and responsible for post acquisition integration

Brinderson Management

- Highly experienced Brinderson management team agreed to join Aegion after close
- Over 25 years, on average, of industry experience with service and energy firms such as Flour Corp, WorleyParsons, CB&I, Texaco, Shell, and Aera
- 200 program management and engineering professionals across various disciplines such as chemical, civil, structural, mechanical and electrical instrumentation.

Acquisition Is To Be Modestly Accretive in 2013; Non-GAAP Diluted Earnings per Share Guidance Remains $1.60 to $1.80

2013 Consolidated Guidance[1]

Non-GAAP Diluted Earnings per Share	$1.60 to $1.80
Interest Expense	$10 to $11 million
Effective Tax Rate	30 to 31 percent
Cash Flow from Operations	>$100 million
CAPEX	Around $35 million
Return on Invested Capital	7 percent to 8 percent

2013 Energy & Mining Guidance[1]

E&M Revenues	Up 20 percent to 25 percent compared to 2012
E&M Operating Margins	Approximately 10 percent

Pre-tax acquisition-related expenses are expected to be in the range of $4 to $7 million. The per share impact will be determined after the close of the acquisition.

Water & Wastewater and Commercial & Structural outlook remains unchanged

[1] 2013 includes expected sixth-month performance from Brinderson; Energy & Mining guidance is compared to 2012

AEGION

Expected Growth from Brinderson Supports Path to 15% ROIC

Aegion

Return on Invested Capital[1]



9% to 10%
9.0%
7% to 8%
7.4%
6.4%
6.7%
5.7%
2.4%
2007
2008
2009
2010
2011
2012
2013 Prior Guidance
2013 New Guidance

[1] ROIC $= \dfrac{\text{NOPAT} + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$

NOPAT=Net Operating Profit After Tax

ROIC[1] Outlook

- Acquisition intangibles, including goodwill, and one-half year of Brinderson earnings reduce ROIC outlook in 2013
- Expect acquisition to be ROIC accretive within two years through NOPAT growth
- Aegion remains committed to 15% ROIC
  - Expect 100 to 200 basis point improvement per year

AEGION

Where We Are Going

Aegion's path to sustainable growth defined by diverse technologies and services

- Energy & Mining and Commercial & Structural platforms key to sustainable growth outlook
- Integration efforts over time create synergies and further increase focus across all end markets
- Improving ROIC annually towards 15% target through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Rehabilitation

- **Corrpro:** Expand pipeline integrity share in North America and build presence in the Middle East
- **United Pipeline Systems:** Strong base in North America and Chile; Expand into the Middle East, South America, Mexico and Australia
- **Bayou Coating:** Full-service pipe coating capabilities and logistics serving the Gulf of Mexico, Canadian Oil Sands, and North America shale
- **CRTS:** Introduce offshore robotics technology in targeted sustainable spend oil and gas markets
- **Brinderson:** Transformation of the US energy market expected to increase upstream capital investment and downstream maintenance opportunities

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America:** Expand engineering and sales capabilities in pipelines, buildings, transportation and concrete repair end markets
- **Fyfe Asia and Fyfe Latin America:** International expansion opportunities in high potential cities such as Hong Kong and Singapore
- Invest to establish a force protection market centered on seismic and blast protection capabilities

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market allows for margin improvement through superior execution
- **Europe:** Complete route to market optimization plan between contracting, product licensing/distribution partnerships and direct third-party manufacturing sales
- **Asia-Pacific:**
  - → Expand presence in Brisbane, Melbourne and other markets outside Sydney
  - → Malaysia opens a new potential market
  - → Emerging bid table in India more focused on CIPP installation

AEGION